SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]   Preliminary Proxy Statement              [  ]   Confidential, for Use of the Commission Only (as permitted by
                                                                             Rule 14a-6(e)(2))

[  ]   Definitive Proxy Statement

[  ]   Definitive Additional Materials

[  ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

American Independence Funds Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

American Independence Funds Trust
NestEgg Dow Jones U.S. 2010 Target Date Fund
NestEgg Dow Jones U.S. 2015 Target Date Fund
NestEgg Dow Jones U.S. 2020 Target Date Fund
NestEgg Dow Jones U.S. 2030 Target Date Fund
NestEgg Dow Jones U.S. 2040 Target Date Fund

May ___, 2007

To Our Shareholders:

     Please take note that a SPECIAL MEETING of SHAREHOLDERS (the “Special Meeting”) of the American Independence Funds Trust (the “Trust”), including the NestEgg Dow Jones U.S. 2010 Target Date Fund, NestEgg Dow Jones U.S. 2015 Target Date Fund, NestEgg Dow Jones U.S. 2020 Target Date Fund, NestEgg Dow Jones U.S. 2030 Target Date Fund, and the NestEgg Dow Jones U.S. 2040 Target Date Fund (each, a “Fund,” collectively, the “Funds”), will be held on _______________, 2007, beginning at _____ a.m. Eastern Time in the office of American Independence Financial Services, LLC, 335 Madison Avenue, New York, NY 10017. The enclosed materials discuss the proposal (the “Proposal” ) to be voted on at the Special Meeting and contain the Notice of Special Meeting, proxy statement (the “Proxy Statement”) and proxy card.

     As discussed in more detail in the Proxy Statement, the purpose of this Proposal is to change the Funds’ fundamental investment objective and policies.

     At the Special Meeting, and as described in the Proxy Statement accompanying this letter, shareholders of each Fund (each a “Shareholder,” and collectively referred to as “Shareholders”) will be asked to:

1)	Amend each Fund’s fundamental investment objectives and policies by adding global exposure to the Funds’ investments.

6)	Transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     After careful consideration, the Board of Trustees has unanimously approved the above-referenced Proposals and recommends that Shareholders vote “FOR” the Proposals.

      If Shareholders approve the proposal to change the Funds’ fundamental investment objectives and policies, the name of each Fund will be changed to eliminate the word “U.S.”

     Your vote is very important to us regardless of the number of shares of the Funds you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received no later than the time of the Special Meeting on ________, 2007. You may cast your vote by completing, signing and returning the enclosed proxy card by mail in the envelope provided. If you simply sign, date and return the proxy card(s), but do not specify a vote on any Proposal, your vote will be counted in favor of all Proposals. If you have any questions on the Proposals before you vote, please contact the Funds at 1-___________.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Eric M. Rubin
President

American Independence Funds Trust
NestEgg Dow Jones U.S. 2010 Target Date Fund
NestEgg Dow Jones U.S. 2015 Target Date Fund
NestEgg Dow Jones U.S. 2020 Target Date Fund
NestEgg Dow Jones U.S. 2030 Target Date Fund
NestEgg Dow Jones U.S. 2040 Target Date Fund
(each, a “Fund,” collectively, the “Funds”)

_________________

335 Madison Avenue, Mezzanine
New York, NY 10017
_________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to be held on _________________, 2007

Notice is hereby given that the American Independence Funds Trust (the “Trust”) will hold a special meeting (the “Special Meeting”) of shareholders of NestEgg Dow Jones U.S. 2010 Target Date Fund, NestEgg Dow Jones U.S. 2015 Target Date Fund, NestEgg Dow Jones U.S. 2020 Target Date Fund, NestEgg Dow Jones U.S. 2030 Target Date Fund, and NestEgg Dow Jones U.S. 2040 Target Date Fund, each a series of the Trust, on __________________, 2007 at the Funds’ offices at 335 Madison Avenue, Mezzanine, New York, NY 10017, at ________ a.m. Eastern Time.

     During the Special Meeting, shareholders of each of the Funds (each a “Shareholder,” and collectively referred to as “Shareholders”) will vote on the following Proposals:

Proposal 1:	Amend each Fund’s fundamental investment objective by adding global exposure to the Funds’ investments.

Proposal 2:	Transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The attached proxy statement (the “Proxy Statement”) provides additional information about this Special Meeting. Shareholders of record of a Fund as of the close of business on _______________, 2007 are entitled to vote at the Special Meeting and any adjournment(s) or postponement(s) thereof. Each share of the Funds is entitled to one vote, and a proportionate fractional vote for each fractional share held, with respect to each Proposal. Whether or not you plan to attend the Special Meeting in person, please vote your shares. Please read the enclosed Proxy Statement carefully before you vote.

     To vote, please complete, date and sign the enclosed proxy card and return it in the self-addressed, postage-paid envelope. If you have returned a proxy card and are present at the Special Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Special Meeting, by itself, will not revoke a previously tendered proxy. The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

     If the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO
AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.
YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

Eric M. Rubin
President
May ____, 2007

American Independence Funds Trust
NestEgg Dow Jones U.S. 2010 Target Date Fund
NestEgg Dow Jones U.S. 2015 Target Date Fund
NestEgg Dow Jones U.S. 2020 Target Date Fund
NestEgg Dow Jones U.S. 2030 Target Date Fund
NestEgg Dow Jones U.S. 2040 Target Date Fund
(each, a “Fund,” collectively, the “Funds”)

_________________

SPECIAL MEETING OF SHAREHOLDERS
to be held on _______, __________, 07

_________________

PROXY STATEMENT
_________________

GENERAL

This document is a proxy statement (the “Proxy Statement”). This Proxy Statement and enclosed proxy card(s) are being furnished to Shareholders (each, a “Shareholder,” and collectively, the “Shareholders”) of each of the NestEgg Dow Jones U.S. 2010 Target Date Fund NestEgg Dow Jones U.S. 2015 Target Date Fund, NestEgg Dow Jones U.S. 2020 Target Date Fund, NestEgg Dow Jones U.S. 2030 Target Date Fund, NestEgg Dow Jones U.S. 2040 Target Date Fund (each a series of the American Independence Funds Trust) in connection with one Proposal. This Proxy Statement sets forth concisely the information that Shareholders should know in order to evaluate the Proposal.

     The Board of Trustees (the “Board,” the members of which are referred to herein as “Trustees”) of American Independence Funds Trust (the “Trust”), is soliciting proxies from Shareholders on behalf of each Fund, for use at the special meeting of Shareholders of each of the Funds, to be held in the Funds’ offices at 335 Madison Avenue, Mezzanine, New York, NY 10017, at ___ a.m. Eastern Time, on _________, July ___, 2007, and at any and all adjournments thereof (the “Special Meeting”).

     The Board has fixed the close of business on _____________ 2007, as the record date for determination of Shareholders entitled to notice of and to vote at the Special Meeting (the “Record Date”). You are entitled to vote at the Special Meeting and any adjournment(s) or postponement(s) with respect to a Fund if you owned shares of that Fund at the close of business on the Record Date.

     This Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to Shareholders on or about ___________ 2007.

     At a Board meeting held on March 30, 2007, the Board unanimously approved and recommended that you vote FOR all the Proposal.

     It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety to help you decide how to vote on the Proposal.

     The following Proposals will be considered and acted upon at the Special Meeting:

PROPOSALS
1.	Amend each Fund’s fundamental investment restriction to provide global exposure to the Funds’ investments.
2.	Transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     Under the Investment Company Act of 1940, as amended (the “1940 Act”), a Fund’s “fundamental” investment policies may only be changed with shareholder approval.

     If a Proposal is approved by Shareholders of one Fund and disapproved by Shareholders of another Fund, the Proposal may be implemented for the Fund that approved the Proposal and will not be implemented for any Fund that did not approve the Proposal.

This Proxy Statement should be kept for future reference. The most recent annual report of the Funds (the “Report”), including financial statements, for the fiscal year ended October 31, 2006, has been mailed previously to Shareholders. If you would like to receive an additional copy of the Report free of charge, or copies of any subsequent shareholder report, visit the Funds’ web site at www.nesteggfunds.com or contact the Trust at 1-866-________. Reports will be sent by first class mail within three business days of the receipt of the request.

PROPOSAL 1: ALL FUNDS

APPROVAL TO AMEND EACH FUND’S
FUNDAMENTAL INVESTMENT OBJECTIVE AND STRATEGY TO ADD
GLOBAL EXPOSURE TO THE FUNDS.

     At a meeting on March 30, 2007, the Board approved a change in the investment objective of the Funds to add global exposure to the Funds’ investments, pursuant to the execution of a licensing agreement with Dow Jones to utilize the global version of its Target Date Indexes. These Indexes utilize the same methodology as the U.S. Target Date Index but incorporate foreign and emerging markets equity and fixed income securities. For the reasons described below, the Board believes that the proposed change is in the best interests of Shareholders.

     Existing Investment Objective and Policies. Each Fund currently seeks to track the performance of one of the Dow Jones U.S. Target Date Indexes, a unique group of U.S. target date indexes, less operating expenses. Each Dow Jones U.S. Target Date Index contains thousands of domestic securities. By investing in six stock categories (U.S. large-cap value, U.S. large-cap growth, U.S. mid-cap value, U.S. mid-cap growth, U.S. small-cap value and U.S. small-cap growth), three bond categories (U.S. government bonds, U.S. corporate bonds and U.S. mortgage backed bonds), and cash and short-term money market securities, each Dow Jones U.S. Target Date Index attempts to maximize the diversification benefits of investing in the total U.S. securities market . By tracking the Dow Jones U.S. Target Date Index, each Fund seeks to capitalize on the benefits provided by diversification.

     Each NestEgg Dow Jones U.S. Target Date Fund’s allocation to stocks, bonds and cash is unique and systematically grows more conservative as the target date in the Fund's title approaches. The systematic reduction of equity risk over time exposes investors to higher levels of equity risk in the early years and lower levels of equity risk in the years immediately prior to their target dates.

     Proposed New Investment Objective and Policies. In response to requests from shareholders and their intermediaries, management and the Board are proposing that the Funds change their investment objectives to track the performance of the respective Dow Jones Target Date Indexes as oppose to the current objective of tracking the Dow Jones U.S. Target Date Indexes. The intention of this proposed change is to add global exposure to the Funds’ investments. By investing in an Index that contains U.S. and non—U.S. issuers of securities, each Fund will have greater potential for diversification than under its current investment objective and policies. Because investors have exhibited interest towards funds which also offer global exposure, the Board also anticipates that implementation of Proposal 1 has the added potential of growing Fund assets.

     A change in the Funds’ investment objective and policies presents different risks, as well as the potential for higher total return, as compared with the Funds’ current investment objective and policies. There is no assurance that the Funds will achieve their investment objective.

     Potential Risks Associated with Proposal 1. Shareholder should be aware that the proposed change in the Funds’ investment objective and policies would cause the Funds to be subject to additional risks than are presented by their current objective and policies. Because each Fund currently invests only in the U.S. markets, the proposed investment objective would expose each Fund to the risks associated with foreign investments, including those presented by emerging markets.

     When a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries. The securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

      Additional Changes as a Result of the Proposal. If you approve the proposed investment objective, you will also be approving a change in each Fund’s name to eliminate the word “U.S.” For instance, the NestEgg Dow Jones U.S. 2010 Target Date Fund would be renamed NestEgg Dow Jones 2010 Target Date Fund.

     The Board recommends that Shareholders of each Fund approve a change to its fundamental investment objective that would allow each Fund to track the performance of one of the Dow Jones Target Date Indexes, less expenses. The current investment objective of each Fund would be deleted and replaced with the proposed investment objective, as shown below.

Applicable	Current Investment Objective	Proposed New Objective and
Fund	and Policy	Policy
All Funds	Each Fund seeks to track the overall performance of the respective Dow Jones U.S. Target Date Index before operating expenses.	Each Fund seeks to track the overall performance of the respective Dow Jones Target Date Index before operating expenses.

     The Fund operates pursuant to an investment objective, policies and restrictions that govern the investment activities of the Fund and limit its ability to invest in certain types of securities or engage in certain types of transactions. The Fund’s objective and certain of its restrictions are considered fundamental, meaning that they may not be changed without Shareholder approval. Other restrictions are non-fundamental and may be changed by the Board without Shareholder approval.

The Dow Jones Target Date Indexes are a series of Indices designed as benchmarks for multi-asset class portfolios with risk profiles that become more conservative over time. Each Index is a blend of sub-indexes representing three major asset classes (equity, fixed income and money market instruments). The equity asset class currently measures the performance of 9 sub-asset classes and the fixed income asset class currently measures the performance of 4 sub-asset classes. Each sub-asset class is represented by an underlying index and is equally weighted with the other sub-asset classes within its major asset class. The methodology of each Dow Jones Target Date Index is designed to measure a theoretical portfolio with declining risk over time by adjusting the weightings among the three major asset classes. The potential risk measured by each Index is controlled by adjusting allocation among the three major asset classes, not by including or excluding asset classes or sub-asset classes and not by adjusting allocations among the sub-asset classes.

The sub-asset classes that currently comprise each major asset class are detailed in the table below:

Major Asset Classes

Fixed Income
		Equity Component		Component		Cash Component
	1.	Dow Jones U.S.	1.	Lehman Brothers	1.	U.S Treasury Bill
		Large-Cap Growth		Government Bond
		Index		Index
	2.	Dow Jones U.S.	2.	Lehman Brothers
		Large-Cap Value		Corporate Bond Index
Index
	3.	Dow Jones U.S. Mid-	3.	Lehman Brothers
		Cap Growth Index		U.S. Mortgage
Backed Securities
Index
	4.	Dow Jones U.S. Mid-	4.	Lehman Brothers
		Cap Value Index		Majors (ex-U.S.)
Sub-				Index[1]
Asset	5.	Dow Jones U.S.
Classes		Small-Cap Growth
Index
	6.	Dow Jones U.S.
Small-Cap Value
Index
	7.	Dow Jones
Asia/Pacific Index
	8.	Dow Jones
Europe/Canada Index
	9.	Dow Jones
Institutional Emerging
Markets Index

The Dow Jones Target Date Indices’ systematic reduction of potential risk over time reflects higher levels of potential risk in the Indexes’ early years and lower levels of potential risk in the years immediately prior to the targeted years. At 40 years prior to the target year, the Index’s targeted risk level is set at 90% of the risk of the global equity market2 for the first five years. The major asset classes are rebalanced monthly within the Index to maximize the weighting to the asset class with the highest historical return at the 90% risk level. At 35 years prior to the target year, the Index begins to reflect reductions in potential risk. At 35 years prior to the target year, the Index begins to reflect reductions in potential risk. A new targeted risk level is calculated each month as a function of the current risk of the equity component and the number of months remaining to the Index’s target year. The monthly risk reductions continue until the index reflects 20% of the equity risk, on December 1 of the year ten years after maturity. Once an index reaches that date, it always reflects 20% of the equity risk.

[1]	The Lehman Brothers Majors (ex-U.S.) Index consists of non-U.S. dollar denominated, foreign government securities.
[2]	The global equity market is measured by the sub-indexes comprising the equity component of the Dow Jones Target Date Indexes.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE
FUNDS VOTE “FOR” THE AMENDMENT TO EACH OF THE FUNDS’
FUNDAMENTAL INVESTMENT OBJECTIVE IN THIS PROPOSAL 1.

OTHER MATTERS

     The Board is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of Shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and each Fund, as applicable.

     ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

     The Trust does not hold regular annual Shareholders’ meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent Shareholders’ meeting of the Trust (if any) should send their written proposals to the Secretary of the Trust at American Independence Funds, c/o American Independence Financial Services, LLC, 335 Madison Avenue, Mezzanine, New York, NY 10017. Proposals must be received a reasonable time before the date of a meeting of Shareholders to be considered for inclusion in the proxy materials for that meeting. Timely submission of a proposal does not, however, guarantee that the proposal will be included.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

     Shareholders may address correspondence that relates to any Fund, to the Board as a whole or to individual members and send such correspondence to the Board or to the Trustee, c/o American Independence Funds, 335 Madison Avenue, Mezzanine, New York, NY 10017, Attention: Secretary. Upon receipt, all such Shareholder correspondence will be directed to the appropriate Trustee or officer for review and consideration.

VOTING INFORMATION

     Each share of a Fund is entitled to one vote on each Proposal affecting that Fund, and a fractional share is entitled to a proportionate share of one vote. Any Shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at American Independence Funds, 335 Madison Avenue, Mezzanine, New York, NY 10017), by executing a proxy bearing a later date, or by attending and voting at the meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

Quorum

     The presence at any Shareholders’ meeting, in person or by proxy, of the holders of one-third of the shares of each Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business with respect to that Fund.

     The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees that neither have received instructions from the beneficial owner or other persons entitled to vote nor have discretionary power to vote on a particular matter) and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker non-votes will be treated as shares that are present but which have not been voted.

     Holders of record of the shares of each Fund at the close of business on _____________, 2007, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business at the Special Meeting with respect to the Fund. As of ________________, 2007, the following number of shares of each series of the Funds were outstanding:

Number of Shares
Fund	Outstanding
NestEgg Dow Jones U.S. 2010 Target Date Fund
NestEgg Dow Jones U.S. 2015 Target Date Fund
NestEgg Dow Jones U.S. 2020 Target Date Fund
NestEgg Dow Jones U.S. 2030 Target Date Fund
NestEgg Dow Jones U.S. 2040 Target Date Fund

Voting Requirement

     Proposal 1 requires the affirmative vote of a majority of each Fund’s outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

Adjournment

     In the event that a quorum to transact business or the vote required to approve any Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. If the proposed adjournment relates to a Proposal on which Funds are voting individually, any such adjournment with respect to a particular Fund will require the affirmative vote of the holders of a majority of that Fund’s shares present in person or by proxy and entitled to vote at the Special Meeting. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve a Proposal, the persons named as proxies will vote in favor of such adjournment with respect to any Proposal those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment with respect to any Proposal those proxies required to be voted against that Proposal, provided that broker non-votes will be disregarded for this purpose.

Effect of Abstentions and Broker Non-Votes

     Abstentions and broker non-votes will effectively be a vote “against” Proposal 1. Abstentions and broker non-votes will be disregarded for purposes of voting on adjournment.

OWNERSHIP OF THE FUNDS

     Appendix A sets forth the beneficial owners of more than 5% of each Fund’s shares. To the best of the Trust’s knowledge, as of ______________, 2007, no person owned beneficially more than 5% of outstanding shares of any Fund, except as stated in Appendix A.

     The Trustees and officers as a group own less than 1% of the outstanding shares of each Fund.

COST AND METHOD OF PROXY SOLICITATION

The Funds will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph. The solicitation of proxies will be largely by mail, but may include telephonic, or oral communication by officers and service providers of the Trust, who will not be paid for these services.

SERVICE PROVIDERS

Investment Adviser and Administrator

     American Independence Financial Services, LLC (the “Adviser”), a Delaware limited liability company, has served as investment adviser to the Funds since March, 2006. The Investment Adviser is located at 335 Madison Avenue, Mezzanine, New York, NY 10017. The Investment Adviser has the authority to manage the Funds in accordance with the investment objective, policies and restrictions of the Funds and subject to general supervision of the Board. It also provides the Funds with ongoing management supervision and policy direction. The Adviser also performs administrative services to the Funds pursuant to an Administration Agreement.

Underwriter and Sub-Administrator

The Funds’ principal underwriter and Sub-Administrator is BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219.

FINANCIAL STATEMENTS

     Audited financial statements for the Trust appear in its Report.

     If you would like a copy of the most recent Report and any more recent semi-annual report free of charge, visit the Funds’ web site at www.nesteggfunds.com, call 1-888-266-8787, or write the Trust at American Independence Funds Trust, 335 Madison Avenue, Mezzanine, New York, NY 10017.

By Order of the Board of Trustees,

Eric M. Rubin
President
____________________, 2007

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

INDEX OF EXHIBITS

APPENDIX A     BENEFICIAL OWNERS OF TRUST SHARES

     As of _______________, 2007, the following persons owned of record or beneficially 5% or more of the following Funds:

Title of Class	Name and Address	Amount and	Percent of Class
	of Beneficial	Nature of
	Owner	Beneficial
Ownership

     The Trust knows of no other person who owns beneficially or of record more than 5% of the outstanding shares of a Fund.

[Shareholder Name]
[Title [if applicable]
[Address]
[Shares Held]

AMERICAN INDEPENDENCE FUNDS TRUST

SPECIAL MEETING OF SHAREHOLDERS
June 15, 2007

NestEgg Dow Jones U.S. [Name of Fund] Fund (the “Fund”)

This proxy is solicited on behalf of the board of trustees of American Independence Funds Trust, on behalf of the Fund, each a separate series of American Independence Funds Trust. The undersigned hereby appoints John Pileggi, Jared Goldstrom and Theresa Donovan, each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the Fund at the special meeting of Shareholders to be held at 10:00 a.m. Eastern time, on ______, 2007, at the Fund’s offices located at 335 Madison Avenue, Mezzanine, New York, NY 10017 and any adjournment thereof ("Special Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the Proposal, with discretionary power to vote upon such other business as may properly come before the Special Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Special Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

Date __________, 2007

YOUR VOTE IS VERY IMPORTANT. PLEASE
COMPLETE, SIGN, DATE AND RETURN THE
ENCLOSED PROXY CARD PROMPTLY.

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

A-1

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.
THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(1) To approve a change to the investment objective of the Fund to provide global exposure to the Funds’ investments.

FOR |_|	AGAINST |_|	ABSTAIN |_|

(2) To transact such other business as may properly come before the Special Meeting.

PLEASE SIGN AND DATE THE REVERSE SIDE.

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